                                                                   EXHIBIT 10.10

                              OPEN-END MORTGAGE




         THIS MORTGAGE SECURES FUTURE ADVANCES.

         THIS MORTGAGE made this 27th day of March, 1996, but effective this 28th day of March, 1996, between STEEL CITY PRODUCTS, INC. (formerly known as Hallwood Industries Incorporated, successor by merger to Heck's, Inc., a West Virginia corporation), a Delaware Corporation with an address at 630 Alpha Drive, Pittsburgh, Pennsylvania 15238 ("Mortgagor") and FINOVA CAPITAL CORPORATION, with an address at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071 ("Mortgagee").


                              W I T N E S S E T H:


         WHEREFORE, Mortgagor has executed and delivered to Mortgagee a Secured Promissory Note bearing even date herewith, wherein Mortgagor together with Oakhurst Company, Inc., Puma Products, Inc., H&H Distributors, Inc., Dowling's Fleet Services Co., Inc., Oakhurst Holdings, Inc., G&O Sales Company and Oakhurst Management Corporation (each a "Borrower"), jointly and severally promise to pay to Mortgagee the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) lawful money of the United States of America (that, together with any and all restatements thereof or amendments thereto, is referred to herein as the "Note") evidencing certain indebtedness owed by Mortgagor to Mortgagee pursuant to that certain Loan and Security Agreement of even date herewith by and between Mortgagor, each Borrower and Mortgagee (the Note, the Loan and Security Agreement together with any and all documents or instruments executed in connection therewith hereinafter referred to as the "Financing Agreements"), all of which are incorporated herein by reference;

         WHEREFORE, as further security for any and all obligations owing from Mortgagor and each Borrower to Mortgagee under the Financing Agreements ("Obligations"), Mortgagor has agreed to give Mortgagee a first lien mortgage on certain property owned by Mortgagor according to the terms of this Mortgage.

         NOW, THEREFORE, in consideration of the indebtedness of Mortgagor and each Borrower to Mortgagee which Mortgagor acknowledges and confirms is valuable and of benefit to Mortgagor, and as security for payment to Mortgagee of the Obligations, and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein and therein, Mortgagor has granted, conveyed, aliened, enfeoffed, released, confirmed and mortgaged, and by these presents does hereby grant, convey, alien, enfeoff, release, confirm and mortgage unto Mortgagee, all those certain tracts or parcels of land commonly known as 630 Alpha Drive, Pittsburgh, Pennsylvania located in the Township of O'Hara,

Allegheny County, Pennsylvania and more particularly described in Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Land").

         TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired in:

                 (a) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, rights, waters, water courses, water rights and powers, riparian rights, mineral rights, privileges, tenements, hereditaments and appurtenances whatsoever in any way belonging, relating or appertaining to any of the Land or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversions and remainders; and

                 (b)      all rents, issues and profits thereof; and

                 (c) all buildings and other improvements erected or hereafter erected upon the Land and all building materials, fixtures, building machinery and building equipment delivered on site to the Land during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of any buildings and improvements from time to time during the term hereof; and

                 (d) all fixtures, appliances, machinery, furniture and equipment of any nature whatsoever, and other articles of personal property now or at any time hereafter installed in, attached to or situated in or upon the Land or any buildings and improvements now or hereafter erected on, upon, under or forming a part of the Land, or used or intended to be used in connection with the Land, or in the operation of any buildings and improvements now or hereafter erected thereon, or in the operation or maintenance of any such building or improvement, plant or business situate thereon, whether or not the personal property is or shall be affixed thereto; and

                 (e) all licenses (including but not limited to operating licenses or similar matters), contracts, management contracts or agreements, franchise agreements, permits, bonds, authorities or certificates required or used in connection with the ownership of, or the operation or maintenance of the real property or improvements or personal property, provided that no such contract, agreement, license or the like shall be binding upon Mortgagee except with Mortgagee's prior consent; and

                 (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards.

         All of the Land, buildings and improvements, fixtures, machinery, furniture, equipment, tenements, hereditaments and appurtenances, proceeds and other property interests above described and hereby mortgaged are sometimes collectively referred to herein as the "Mortgaged Property".





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         TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, in fee simple, forever.

         PROVIDED ALWAYS, and this instrument is upon the express condition that, if Mortgagor pays to Mortgagee the principal sum mentioned in the Note, the interest thereon and all other sums payable by Mortgagor and any Borrower to Mortgagee as are secured hereby, in accordance with the provisions of the Financing Agreements, the Note and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in the Financing Agreements, then this Mortgage and the estate hereby granted shall cease and become void.

                 1. Mortgagor's Representations. Mortgagor warrants and represents that it possesses a good and marketable title to an indefeasible fee simple estate in the Mortgaged Property; that Mortgagor has full power and lawful authority to subject the Mortgaged Property to the lien of this Mortgage in the manner and form herein provided; that it shall be lawful for Mortgagee at all times to enter upon, hold, occupy and enjoy the Mortgaged Property and every part thereof; that the Mortgaged Property is free from all liens and encumbrances subject only to those title exceptions listed in the mortgagee title insurance policy approved by and issued to Mortgagee, insuring the priority of the lien of this Mortgage; that all information, reports, papers and data given to Mortgagee with respect to the Mortgaged Property or Mortgagor are accurate in all material respects; that no notice of taking by eminent domain or condemnation of any part of the Mortgaged Property has been received, and Mortgagor has no knowledge that any of such is contemplated; that the Mortgaged Property and the present use and occupancy thereof are in compliance with all applicable laws, rules, ordinances, statutes and regulations; and that no part of the Mortgaged Property is located in an area designated by any federal, state or local governmental entity as having a special flood hazard.

                 2. Payment and Performance. Mortgagor and each Borrower shall pay to Mortgagee, in accordance with the terms of the Financing Agreements and this Mortgage, the principal and interest, and other sums therein set forth; shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Financing Agreements and this Mortgage; and shall timely perform all of its material obligations and duties as landlord under any lease of all or any portion of the Mortgaged Property now or hereafter in effect.

                 3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained all buildings and improvements now or at any time hereafter erected on the Mortgaged Property and the sidewalks and curbs abutting them, in good order and condition and in a rentable and tenantable state of repair, and will make or cause to be made, as and when necessary for such purpose, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen. Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not remove or demolish, or alter the structural character of, any building erected at any time on or constituting a part of the Mortgaged Property or alter the exterior of the building, without the prior written





                                      -3-
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consent of Mortgagee; and shall not permit the Mortgaged Property to become vacant, deserted or abandoned. Mortgagor further covenants and agrees to maintain in good condition on the Mortgaged Property all items of inventory, equipment and any other personal property necessary for or used in the maintenance and operation of the Mortgaged Property, free of any security interest (except a security interest in favor of Mortgagee), and, upon request, to furnish to Mortgagee financing statements, continuation certificates and such other documents necessary to perfect and maintain in favor of Mortgagee a security interest in such personal property.

                 4.       Insurance.

                          (a)     Mortgagor shall keep the Mortgaged Property
continuously insured, to the extent of its full insurable value, against loss or damage by fire, with extended coverage and business interruption coverage and against such other hazards (including, without limitation, coverage against loss or damage by vandalism, malicious mischief, sprinkler leakage and flood) as Mortgagee may reasonably require, and shall maintain comprehensive general public liability property damage and workmen's compensation insurance, in an insurance company or companies qualified to insure property located in Pennsylvania and satisfactory to Mortgagee, and in such total amounts as Mortgagee may reasonably require from time to time. Such insurance shall contain agreed amount endorsements, inflation guard endorsements and replacement cost endorsements reasonably satisfactory to Mortgagee. During the course of any construction or repair of improvements on the Mortgaged Property for which builder's risk insurance may be obtained, Mortgagor shall acquire and maintain builder's completed value risk insurance against all risks of physical loss, including collapse and transit coverage, during construction of such improvements, with deductibles not to exceed $10,000 in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Mortgagor shall also obtain insurance affording protection against rental loss in an amount of not less than the rent payable during the then current twelve (12) month period in the event of any damage caused by the perils referred to above. All policies of insurance, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form reasonably satisfactory to Mortgagee, shall name Mortgagee as the insured and a loss payee endorsement, shall be maintained in full force and effect, shall be assigned and delivered to Mortgagee, with premiums prepaid, as collateral security for payment of the indebtedness secured hereby, shall be endorsed with a standard mortgagee clause in favor of Mortgagee (substantially equivalent to the Pennsylvania standard mortgagee endorsement and a loss payee endorsement) not subject to contribution, and shall provide for at least thirty (30) days' notice of cancellation, termination, modification, refusal to renew or reduction to Mortgagee. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or unsafe by Mortgagor's breach of any condition thereof, or become void or unsafe by reason of the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason in the reasonable opinion of Mortgagee the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Property satisfactory to Mortgagee. All renewal policies, with premiums paid, shall be delivered to Mortgagee at least thirty
(30) days before expiration of the old policies.





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                          (b)     In the event of loss, Mortgagor will give
immediate notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. Mortgagee shall have the right to retain and apply the proceeds of any such insurance, at its election, to reduction of the indebtedness secured hereby, or to restoration or repair of the property damaged on such terms as Mortgagee may specify, at Mortgagee's sole and absolute discretion. If Mortgagee elects to retain and apply such proceeds to the reduction of the indebtedness secured hereby, Mortgagee shall have the right in its sole and absolute discretion to apply any such proceeds, in such order and in such amounts as Mortgagee may elect, against: (i) any amounts payable by Mortgagor hereunder or under the Financing Agreements, and/or (ii) accrued and unpaid interest under the Note and on the other Obligations, and/or (iii) the outstanding principal balance of the Note or the other Obligations. No application of insurance proceeds to the payment of the Obligations shall postpone any of the current installments of principal or interest becoming due under such Financing Agreements until such Financing Agreements and all interest and other sums due hereunder and thereunder have been paid in full.

                          (c)     Such policies of insurance and all renewals
thereof are hereby assigned to Mortgagee as additional security for payment of the indebtedness hereby secured and Mortgagor hereby agrees that any values available thereunder upon cancellation or termination of any of said policies or renewals, whether in the form of return of premiums or otherwise, shall be payable to Mortgagee as assignee thereof. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Mortgagee. In addition, Mortgagor will deliver the originals or certified copies of all such policies to Mortgagee, and, not less than thirty (30) days prior to the expiration date of each such policy, will deliver to Mortgagee a renewal policy or policies (or certified copies of such policies) marked "premium paid" or accompanied by other evidence of payment satisfactory to Mortgagee. Mortgagor shall not change the present use of any portion of the Mortgaged Property in any manner or permit any condition to exist on the Mortgaged Property which would permit an insurer to cancel or increase the premium for any insurance policy or invalidate such policy in whole or in part. Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Paragraph 4 unless Mortgagee is included thereon as a named insured with loss payable to Mortgagee under a non-contributory mortgagee clause satisfactory to Mortgagee. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same.

                 5. Taxes and Other Charges. Mortgagor shall pay at least fifteen (15) days before they are due and payable and before any interest, charge or penalty is due thereon, without any deduction, defalcation or abatement, all taxes, assessments, levies, liabilities, obligations, encumbrances, water and sewer rents and all other charges or claims of every nature and kind which may be imposed, suffered, placed, assessed, levied, or filed at any





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time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or with respect to the Financing Agreements or Mortgage and/or the ownership of either thereof by Mortgagee, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale, without regard to any law heretofore or hereafter to be enacted imposing payment of the whole or of any part upon Mortgagee; and insofar as any such tax, assessment, levy, liability, obligation or encumbrance is of record, the same shall be promptly satisfied and discharged of record and the original official document (such as, for instance, the tax receipt or the satisfaction paper officially endorsed or certified) shall be placed in the hands of Mortgagee not later than five (5) days prior to the due date thereof.
Provided, however, that if, pursuant to this Mortgage or otherwise, Mortgagor shall have deposited with Mortgagee before the due date thereof sums sufficient to pay any such taxes, assessments, levies, water and sewer rents, charges or claims, and Mortgagor is not otherwise in default, they shall be paid by Mortgagee; and provided further, that if Mortgagor is not in default hereunder and in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, and shall have established on its books or by deposit of cash with Mortgagee, as Mortgagee may elect, a reserve for the payment thereof in such amount as Mortgagee may require (including any interest and penalties which may be payable in connection therewith), then Mortgagor shall not be required to pay the item or to produce the required receipts, while the reserve is maintained and so long as the contest operates to prevent collection, and is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor. Further, Mortgagor will not apply for or claim any deduction, by reason of this Mortgage, from the taxable value of all or any part of the Mortgaged Property. It is expressly agreed that no credit shall be claimed or allowed on the interest payable on the Note or the Obligations because of any taxes or other charges paid.

                 6. Installments for Insurance, Taxes and Other Charges. Without limiting the effect of Paragraphs 4 and 5 hereof, Mortgagee may require Mortgagor to pay to Mortgagee (or to such other entity as Mortgagee shall designate), monthly with the monthly installments of interest (or the monthly installments of principal and interest when applicable), an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual real estate taxes, water and sewer rents, any special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time Mortgagor shall pay to Mortgagee any additional sums necessary to pay the premiums and other items, all as estimated by Mortgagee. The amounts so paid shall be security for the premiums and other items and shall be used in payment thereof if Mortgagor is not otherwise in default hereunder. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage or the Note, the whole amount of the unpaid principal debt becomes due and payable, Mortgagee shall have the right, in its sole and absolute discretion, to apply any amount so held, in such order and in such amounts as Mortgagee may elect, against: (a) any amounts payable by Mortgagor hereunder or under the Financing Agreements, and/or (b) accrued and unpaid interest under the Note or any other Obligations, and/or (c) the outstanding principal balance of the Note or the other Obligations. At Mortgagee's option, Mortgagee from time to time may waive, and after any such waiver





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may reinstate, the provisions of this paragraph requiring the monthly payments.
Mortgagor will furnish to Mortgagee bills and other requests for payment in sufficient time to enable Mortgagee to pay such taxes, assessments, levies, charges and fees as provided above.

                 7. Corporate Existence and Taxes. If Mortgagor or any successor or grantee of Mortgagor is a corporation, it shall keep in effect its existence and rights as a corporation under the laws of the state of its incorporation and its right to own property and transact business in the state in which the Mortgaged Property is situated during the entire time that it has any ownership interest in the Mortgaged Property. For all periods during which title to the Mortgaged Property or any part thereof shall be held by a corporation or association subject to corporate taxes or taxes similar to corporate taxes, Mortgagor shall file returns for such taxes with the proper authorities, bureaus or departments and it shall pay, when due and payable and before interest or penalties are due thereon, all taxes owing by Mortgagor to the United States, to such state of incorporation and to the state in which the Mortgaged Property is situated and any political subdivision thereof, and shall produce to Mortgagee receipts showing payment of any and all such taxes, charges or assessments prior to the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges, and within ten
(10) days of receipt thereof all settlements, notices of deficiency or overassessment and any other notices pertaining to Mortgagor's tax liability which may be issued by the United States, such state of incorporation, the state in which the Mortgaged Property is situated and any political subdivision thereof.

                 8. Documentary and Other Stamps. If at any time the United States, the state in which the Mortgaged Property is located or any political subdivision thereof, or any department or bureau of any of the foregoing, shall require documentary, revenue or other stamps on the Financing Agreements secured hereby or this Mortgage, Mortgagor on demand shall pay for them with any interest or penalties payable thereon.

                 9. Future Taxes. If hereafter any law or ordinance shall be adopted imposing a tax directly or indirectly on Mortgagee with respect to the Mortgaged Property, the value of Mortgagor's equity therein, or the indebtedness evidenced by the Financing Agreements and secured by this Mortgage, Mortgagee, at its election, shall have the right at any time after the tax has been imposed to give Mortgagor written notice declaring that the Obligations shall be due on a specified date not less than sixty (60) days thereafter which notice shall specify the nature of the tax which is the basis for acceleration; provided, however, that such election shall be ineffective if, prior to the specified date, Mortgagor lawfully pays the tax (in addition to all other payments required hereunder) and agrees to pay the tax whenever it becomes due and payable thereafter, which agreement shall then constitute a part of this Mortgage.

                 10.      Security Agreement.

                          (a) This Mortgage constitutes a security agreement
within the meaning of the Uniform Commercial Code as enacted this date in the Commonwealth of Pennsylvania (the "Uniform Commercial Code"). Mortgagor hereby grants to Mortgagee a security interest in all that property included in the Mortgaged Property which might otherwise be deemed "personal property", including, but not limited to, all furniture, furnishings, fixtures, equipment,





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machinery, leases, rents, issues, profits, contract rights, accounts, general intangibles and all other property used or useable in connection with the Mortgaged Property, whether now owned or hereafter acquired by Mortgagor, and all substitutions, accretions and component parts, replacements thereof, and additions thereto and all cash and non-cash proceeds thereof.

                          (b)     Mortgagor shall execute, deliver, file and
refile any financing statements, continuation statements, or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. Mortgagor shall pay, or at Mortgagee's election shall reimburse Mortgagee for, all filing fees in connection therewith. Mortgagor shall not change its principal place of business without giving Mortgagee at least thirty (30) days prior written notice thereof, which notice shall be accompanied by new financing statements executed by Mortgagor in the same form as the financing statements delivered to Mortgagee on the date hereof except for the change of address.

                          (c)     Upon any Event of Default hereunder or under
the Financing Agreements, Mortgagee shall have, in addition to any other rights and remedies hereunder or under the Financing Agreements, all of the rights and remedies granted to a secured party under the Uniform Commercial Code with respect to such personal property. To the extent permitted by law, Mortgagor and Mortgagee agree that the items set forth on the financing statements shall be treated as part of the real estate and improvements regardless of the fact that such items are set forth in the financing statements. Such items are contained in the financing statements to create a security interest in favor of Mortgagee in the event such items are determined to be personal property under the law. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property", any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Financing Agreements.

                          (d)     To the extent permitted under the Uniform
Commercial Code, Mortgagor waives all rights of redemption and all other rights and remedies of a debtor thereunder and all formalities prescribed by law relative to the sale or disposition of the personal property after the occurrence of an Event of Default hereunder and to all other rights and remedies of Mortgagor with respect thereto. In exercising its right to take possession of the personal property upon the occurrence of an Event of Default hereunder, Mortgagee may enter upon the Mortgaged Property without being guilty of trespass or any other wrong-doing, and without liability for damage thereby occasioned.

                          (e)     Mortgagor shall reimburse Mortgagee, on
demand, for all reasonable expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the personal property which are incurred or paid by Mortgagee, including, without limitation, all attorneys' fees, legal





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
expenses and costs, and all such expenses shall be added to Mortgagor's obligations to Mortgagee and shall be secured hereby.


                 11. Compliance with Laws and Regulations. Mortgagor shall comply with all laws, ordinances, regulations and orders of all federal, state, municipal and other governmental authorities relating to the Mortgaged Property. Mortgagor will pay all license fees and similar municipal charges for the use of the Mortgaged Property and any other areas now or hereafter comprising part thereof or used in connection therewith and will not, unless so required by a governmental agency having jurisdiction, discontinue use or occupancy of any portion of the Mortgaged Property without the prior written consent of Mortgagee. The Mortgagor shall not take or permit any action with respect to the Mortgaged Property which will in any manner impair the security of this Mortgage.

                 12. Inspection. Mortgagee and any persons authorized by Mortgagee shall have the right at any time, to enter the Mortgaged Property at a reasonable hour to inspect and photograph its condition and state of repair and/or for the purpose of appraising the same.

                 13. Declaration of No Set-Off. Within one (1) week after being requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and by prior liens, if any, and whether Mortgagor claims any set-offs or defenses against Mortgagor's obligation to pay such amounts, and if so the precise basis for such set-offs or defenses.

                 14. Financial Statements. So that Mortgagee will have a full and clear understanding of the operation of the Mortgaged Property and the financial standing of Mortgagor, Mortgagor shall furnish Mortgagee, within ninety (90) days after the end of each fiscal year of Mortgagor during the entire term of the Loan and Security Agreement, with statements reflecting, in reasonable detail, a balance sheet for the operation of the Mortgaged Property, a fully itemized statement of the gross income and expenses of the Mortgaged Property for such fiscal year, including an itemized rent roll, and a balance sheet and profit and loss statement for Mortgagor, all reviewed by a certified public accountant. Mortgagor agrees to make the books and accounts relating to the Mortgaged Property and Mortgagor's operations available for inspection by Mortgagee, or its representatives, upon written request at any reasonable time.

                 15. Required Notices. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

                          (a)     a fire or other casualty causing damage to
the Mortgaged Property;

                          (b)     receipt of notice of eminent domain
proceedings or condemnation of all or any part of the Mortgaged Property;

                          (c)     receipt of notice from any governmental
authority relating to the structure, use or occupancy of the Mortgaged
Property;

                          (d)     receipt of any notice from any tenant of all
or any portion of the Mortgaged Property;

                          (e)     substantial change in the occupancy of the
Mortgaged Property;

                          (f)     commencement of any litigation affecting the
Mortgaged Property other than accident claims fully covered by insurance and for which the insurance carrier has acknowledged liability; or

                          (g)     receipt of any notice from the holder or
claimant of any lien or security interest in the Mortgaged Property or any part thereof.

                 16.      Condemnation.

                          (a)     In the event of any condemnation or taking of
any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damages sustained) allocable to Mortgagor are hereby assigned by Mortgagor to Mortgagee to further secure the payment of the indebtedness secured hereby. No settlement for damages sustained shall be made by Mortgagor without Mortgagee's prior written approval. Mortgagee is authorized and empowered (but not required) to collect and receive any such condemnation award and all condemnation proceeds which then shall be applied in the order and in the amounts that Mortgagee, in Mortgagee's sole discretion, may elect, to the reduction of the indebtedness secured hereby, or toward payment to Mortgagor, on such terms as Mortgagee may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property. Mortgagor shall execute such further assignments of any such awards as Mortgagee may require. If Mortgagee elects to apply such proceeds to reduction of the indebtedness secured hereby, Mortgagee shall have the right in its sole and absolute discretion to apply any such proceeds, in such order and in such amounts as Mortgagee may elect, against any amounts payable by Mortgagor hereunder or under the Financing Agreements.

                          (b)     If prior to the receipt of the proceeds by
Mortgagee the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive the proceeds to the extent of:

                                  (i)      any deficiency found to be due to
Mortgagee in connection with the foreclosure sale, with legal interest thereon, and

                                  (ii)     reasonable counsel fees, costs and
disbursements incurred by Mortgagee in connection with collection of the proceeds and the proceedings to establish the deficiency.

                          (c)     If the amount of the initial award of damages
for the condemnation is insufficient to pay in full the indebtedness secured hereby with interest and other appropriate charges, Mortgagee shall have the right to prosecute to final determination or settlement an appeal or other appropriate proceedings in the name of Mortgagee or Mortgagor, for which Mortgagee is hereby appointed irrevocably as attorney-in-fact for Mortgagor, which appointment, being for security, is irrevocable. In that event, the expenses of the proceedings, including counsel fees, shall be paid first out of the proceeds and only the excess, if any, paid to Mortgagee shall be credited against the amounts due under this Mortgage.

                          (d)     Nothing herein shall limit the rights
otherwise available to Mortgagee, at law or in equity, including the right to intervene as a party to any condemnation proceeding.

                          (e)     No application of condemnation proceeds to
the payment of the Obligations shall postpone any of the current installments of principal or interest becoming due under the Financing Agreements until the Financing Agreements and all interest and other sums due thereunder and hereunder are paid in full.

                 17.      Leases.

                          (a)     Mortgagor hereby assigns to Mortgagee all
existing and future leases (the "Leases") and all rents and profits of the Mortgaged Property as further security for the payment of the indebtedness hereby secured and Mortgagor grants to Mortgagee the right to enter upon the Mortgaged Property for the purposes of collecting the same and to let the Mortgaged Property or any part thereof. This assignment and grant shall continue in effect until the indebtedness secured by this Mortgage is paid. Mortgagee hereby waives the right to collect said rents and profits, and Mortgagor shall be entitled to collect and receive the same until default in this Mortgage or the Financing Agreements, and Mortgagor agrees to use such rents and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rents and charges becoming due as aforesaid, but such privilege of Mortgagor may be revoked by Mortgagee upon default without notice. Mortgagor shall not, without the written consent of Mortgagee, receive or collect rent or other charge for a period of more than one month in advance. Mortgagee shall not be deemed to have accepted the assignment except as a pledge or be obligated as lessor by virtue of this assignment except by a separate and express written agreement of Mortgagee.

                          (b)     Mortgagor hereby authorizes and instructs
each and every present and future tenant of any of the Mortgaged Premises to pay all rents directly to Mortgagee and to perform all other obligations of that tenant for the direct benefit of Mortgagee, as if Mortgagee were the landlord under the lease with that tenant, immediately upon receipt of a demand by Mortgagee to make such payment or perform such obligations. No tenant shall have any responsibility to ascertain whether such demand is permitted hereunder or whether a default shall have occurred. Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of rents or performance of obligations to Mortgagee; and any such payment or performance to Mortgagee shall discharge the obligations of the tenant to make such payment or performance to Mortgagor. Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from any and all liability under any lease and for any and all claims and demands which may be asserted against Mortgagee by reason of any alleged obligations to perform any provision of any lease, except as to Mortgagee's own gross negligence or willful misconduct.

                          (c)     Mortgagor will deliver to Mortgagee upon
written request a statement under oath setting forth the names of all tenants occupying space in the Mortgaged Property, a brief description of the space occupied, the rental payable and the date of expiration of the respective leases, and the status of the rental payments due thereunder.

                          (d)     Mortgagor shall promptly (i) perform all of
the provisions of the Leases on the part of the landlord thereunder to be performed; (ii) enforce all of the provisions of the Leases on the part of the tenants thereunder to be performed; and (iii) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations of Mortgagor as landlord or of the tenants thereunder.

                          (e)     Mortgagor shall not enter into any lease or
agreement to lease all or any part of the Mortgaged Property (i) without obtaining the prior written approval of the tenant and form and substance of the lease by Mortgagee; and (ii) unless, at Mortgagee's option, landlord's interest in any such lease is assigned to Mortgagee, on such form of assignment as Mortgagee shall specify, as collateral security for the obligations secured hereby.

                 18. No Other Financing or Liens. Without the prior written consent of Mortgagee, which Mortgagee can grant or withhold in its sole and absolute discretion, Mortgagor shall not create or cause or permit to exist any lien on, or security interest in the Mortgaged Property or any part thereof (whether or not such lien or security interest is subordinate to the lien of this Mortgage), including any furniture, fixtures, appliances, machinery, equipment, or other items of personal property which are intended to be or become part of the Mortgaged Property, or securing repayment of monies paid to or for the benefit of Mortgagor or any Borrower, except as otherwise permitted in the Loan Agreement.

                 19. No Transfer. Without the prior written consent of Mortgagee, which Mortgagee can grant or withhold in its sole and absolute discretion, Mortgagor will abstain from and will not cause or permit any transfer of title to, beneficial interest in, or any estate or other interest in the Mortgaged Property or any part thereof, or any interest in Mortgagor, voluntarily or by operation of law, whether by sale, exchange, conveyance, merger, division, consolidation or otherwise, if such will result in the transfer of control of all or any portion of the Mortgaged Property to other than Mortgagor, or in a change in the ownership and/or control of Mortgagor. Any consent given by Mortgagee hereunder shall pertain only to the proposed transfer for which the consent was requested and shall not obligate Mortgagee to approve any further transfers.

                 20. Right to Remedy Defaults. In the event that Mortgagor should fail to pay corporate taxes, real estate or other taxes, assessments, water and sewer rents, charges and claims on or before the date on which any penalty may be imposed with respect thereto, or fail to pay insurance premiums, or fail to make necessary repairs, or permit waste, or fail to comply with any other provision of this Mortgage or the Financing Agreements, Mortgagee, at its election and without notice to Mortgagor, shall have the right to make any payment or expenditure and to take any action which Mortgagor should have made or taken, or which Mortgagee deems reasonably necessary to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, shall be secured hereby, and shall bear interest at the Default Rate (as defined in the Note) from the date of payment by Mortgagee until the date of repayment. Notwithstanding the foregoing, Mortgagee shall not exercise its right to pay overdue corporate taxes, real estate or other taxes, assessments, water and sewer rents, charges and claims, provided that Mortgagee has a good faith dispute regarding the same and is diligently disputing any such corporate tax, real estate or other tax, assessment, water and sewer rent, charge or claim.

                 21. Actions of Mortgagee. Without affecting the lien and/or priority of this Mortgage upon the Mortgaged Property or any part thereof or affecting the liability of Mortgagor or any other person liable for payment of all or any part of the indebtedness secured by this Mortgage or for performance of any obligation contained herein Mortgagee may, at any time and from time to time without notice to or the consent of any other person or entity (except for Mortgagor in the case of a modification of the terms of the Financing Agreements or this Mortgage), extend the time of payment of the indebtedness secured hereby, agree to modify the terms of the Financing Agreements or this Mortgage, release any person liable for payment of any indebtedness secured hereby or for performance of any obligation, release all or any part of the security held for the indebtedness secured hereby or exercise or refrain from exercising or waive any right Mortgagee may have.

                 22. Additional Advances; Future Indebtedness. Without limiting any other provisions of this Mortgage, Mortgagee may make future advances, and this Mortgage shall secure repayment of such advances and the interest thereon, for the payment of taxes, assessments, maintenance charges, insurance premiums, or costs similar or dissimilar incurred for the protection of the Mortgaged Property or for the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor, or advances made under a construction loan to enable the completion of the improvements for which the construction loan was originally made. This Mortgage shall further constitute as security for any and all present and future loans and advances that may be made by Mortgagee to Mortgagor or by Mortgagee to any Borrower under the Note or the Loan and Security Agreement at any time or times hereafter whether or not any reference is made to this Mortgage at the time that such loans or advances are made.

                 23. Notices to Mortgagee. Mortgagor agrees that any notice given by Mortgagor to Mortgagee purportedly pursuant to 42 PA. C.S.A.
Section 8143 shall be given by registered or certified mail, return receipt requested, to the address of Mortgagee specified on page 1 of this Mortgage and only to that address, and such notice shall be deemed to have been received no earlier than the date actually and physically received at the address on page 1.


                 24. Notice to Prior Lienholders. Mortgagor hereby authorizes Mortgagee, without liability and at Mortgagee's sole discretion, to give notice in form and substance satisfactory to Mortgagee of the lien and security interest created by this Mortgage to a holder of a previously recorded mortgage which is a lien on the Mortgaged Property in order, among other things, to subordinate further advances by such mortgage holder.

                 25. Events of Default. Each of the following shall constitute an event of default (hereinafter called "Event of Default" or "Default") hereunder:

                          (a)     The failure of Mortgagor to pay any sum due
under this Mortgage, following the expiration of the applicable notice and grace periods, if any.

                          (b)     Any event of default under the Financing
Agreements by any party.

                          (c)     Material breach by any Borrower or Mortgagor
of any warranty or material untruth of any representation contained in this Mortgage or the Financing Agreements.

                          (d)     If Mortgagor shall be in default under any
mortgage or other lien against all or any portion of the Mortgaged Property or any document executed or delivered in connection therewith.

                          (e)     If Mortgagor shall cause or permit any
transfer of title to, beneficial interest in, or any estate or other interest in the Mortgaged Property or any part thereof, or any interest in Mortgagor, voluntarily or by operation of law (other than by execution on the Financing Agreements or foreclosure under this Mortgage), whether by sale, exchange, conveyance, merger, division, consolidation or otherwise, if such will result in the transfer of control of all or any portion of the Mortgaged Property to other than Mortgagor, or in a change in the ownership and/or control of Mortgagor, except as otherwise permitted in Paragraph 19 herein.

                          (f)     If any inferior lien encumbers the Mortgaged
Property or any part thereof without the express written consent of the Mortgagee which can be granted or withheld in Mortgagee's sole discretion.

                          (g)     If any of the following occurs with respect
to Mortgagor, any Borrower, any guarantor or surety of Mortgagor's or any Borrower's obligations: (i) insolvency, assignment for the benefit of creditors, the entry of an order for relief under The Bankruptcy Code of 1978, as amended, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), or the filing of a bill in equity or the initiation of other proceedings for the appointment of a receiver of assets; (ii) the voluntary filing of a petition or initiation of other proceedings in any court for a composition with creditors for relief in any manner from the payment of debts when due under any state or federal law; or (iii) the institution of any proceedings in bankruptcy or for the appointment of a receiver, liquidator, trustee or other such officer under any state or federal law by any creditor which is not dismissed within sixty (60) days.

                          (h)     Should any federal or state tax lien or any
claim or lien for labor or materials be filed of record against Mortgagor or the Mortgaged Property or any part thereof; however, after prior notice to Mortgagee, in the case of any material item, Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the taxes or lien for labor or materials, provided that (i) no default exists under the Financing Agreements or the Mortgage, (ii) such proceeding shall suspend the collection of the taxes from Mortgagor and from the Mortgaged Property, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor or the Mortgaged Property is subject and shall not constitute a default thereunder, (iv) neither the Mortgaged Property nor any part thereof or interest therein will, in the reasonable opinion of Mortgagee, be in danger of being sold, forfeited, terminated, canceled or lost, (v) Mortgagor shall have set aside adequate reserves for payment of the taxes, together with all interest and penalties thereon, and (vi) Mortgagor shall have furnished such security as may be required in the proceeding, or as may be reasonably requested by Mortgagee to insure the payment of any such taxes, together with all interest and penalties thereon.

                          (i)     The entry of final judgment against Mortgagor
if such judgment is not satisfied, set aside or superseded by bond or appeal within fifteen (15) days after entry.

                          (j)     The receipt by Mortgagee of written notice
from either Mortgagor, any guarantor or surety of Mortgagor's obligations or any other party, purportedly sent to terminate, limit or restrict future advances, whether or not such notice is sent pursuant to the provisions of 42 PA.C.S.A. Sections 8143(B) or 8143(C) and whether or not such notice is effective thereunder.

                          (k)     Mortgagor's noncompliance or nonperformance
of any other term, covenant or condition contained in this Mortgage, if such failure continues for fifteen (15) days or more after written notice from Mortgagee to Mortgagor; provided that if the default in question is curable, but is not reasonably susceptible of cure within said fifteen (15) day period (not including Mortgagor's inability to cure for financial reasons), and if Mortgagor commences to cure in good faith within said fifteen (15) day period and thereafter proceeds in good faith and due diligence to effectuate a cure without interruption or unreasonable delay, then said fifteen (15) day period shall be extended for the additional time reasonably necessary to complete such cure, but in no event to exceed thirty (30) additional days. Notwithstanding the foregoing, however, (i) the aforesaid grace periods under subparagraphs 25(a) and (b) shall not be applicable to paragraphs 4, 5, and 7 herein and are applicable only to such defaults as are reasonably susceptible of cure, and shall not affect the imposition or collection of any late charge or default interest under the Financing Agreements, and (ii) there shall not be any cumulation of grace periods under this Mortgage and Financing Agreements with respect to any particular default or event, and if any such default or event has an associated grace period specified under the Financing Agreements or in this Mortgage which is different from that set forth herein, then the more restrictive provision shall apply.

                 26.      Remedies.

                          (a)     Upon the happening of any Event of Default,
the entire unpaid balance of the principal, the accrued interest and all other sums secured by this Mortgage shall become immediately due and payable, at the option of Mortgagee, without notice or demand.

                          (b)     When the entire indebtedness shall become due
and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then forthwith:

                                  (i)      Foreclosure.  Mortgagee may
institute an action of mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the rate stipulated in the Financing Agreements to the date of default, and thereafter at the Default Rate (as defined in the Note), together with all other sums due by Mortgagor in accordance with the provisions of the Financing Agreements and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or repairs to the Mortgaged Property, all costs of suit, reasonable attorneys' fees and other expenses in connection therewith, together with interest at such rate on any judgment obtained by Mortgagee from and after the date of any Sheriff's sale until actual payment is made by the Sheriff of the full amount due Mortgagee; or

                              (ii)         Possession.  Mortgagee may enter
into possession of the Mortgaged Property, manage, lease and operate the Mortgaged Property, collect therefrom all rentals (which term shall also include sums payable for use and occupancy) and, after deducting all costs of collection and administration expense, apply the net rental to any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, and on account and in reduction of the principal or interest, or both, hereby secured; in and for that purpose Mortgagor hereby assigns to Mortgagee all rentals due and to become due under any lease or leases or rights to use and occupancy of the Mortgaged Property hereafter created, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. For the purpose of obtaining possession of the Mortgaged Property in the event of any default hereunder, under the Loan Agreement, or under the Note, Mortgagor hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Mortgagor and all persons claiming under or through Mortgagor, to sign an agreement for entering in any competent court an amicable action in ejectment for possession of the Mortgaged Property and to appear for and confess judgment against Mortgagor, and against all persons claiming under or through Mortgagor, in favor of Mortgagee, for recovery by Mortgagee of possession thereof, for which this Mortgage, or a copy thereof verified by affidavit, shall be a sufficient warrant; and thereupon a writ of possession may immediately issue for possession of the Mortgaged Property, without any prior writ or proceeding whatsoever and without any stay of execution. If for any reason after such action has been commenced it shall be discontinued, or possession of the Mortgaged Property shall remain in or be restored to Mortgagor, Mortgagee shall have the right for the same default or any subsequent default to bring one or more further amicable actions as above provided to recover possession of the Mortgaged Property. Mortgagee may bring an amicable action in ejectment and confess judgment therein before or after the institution of proceedings to foreclose this Mortgage or to enforce the Note or the other Obligations, or after entry of judgment therein or on the Note or the other Obligations, or after a Sheriff's sale of the Mortgaged Property in which Mortgagee is the successful bidder, it being the understanding of the parties that the authorization to pursue such proceedings for obtaining possession and confession of judgment therein is an essential part of the remedies for enforcement of the Mortgage and the Financing Agreements, and shall survive any execution sale to Mortgagee; or

                             (iii)         Receiver.  Mortgagee may, upon any
proper action or proceeding being commenced for the foreclosure of this Mortgage, apply for, and Mortgagee as a matter of right, without consideration of the value of the Mortgaged Property as security for the amount due Mortgagee, or of the solvency of any person, firm or corporation obligated for the payment of such amount, shall be entitled to, the appointment by any competent court or tribunal, without prior demand or notice to any party, of a receiver of rents and profits and rental value of the Mortgaged Property, with power to take possession of the Mortgaged Property, including possession from Mortgagor if in possession and occupying any portion of the Mortgaged Property, and in the latter case to require Mortgagor, as a condition of remaining in possession and occupation, to pay the reasonable rental value for the use and occupation thereof, with further power to lease and repair the Mortgaged Property and to renovate same to suit new tenants and with such other powers as may be deemed necessary, and such receiver after deducting all proper charges and expenses attending the execution of the said trust as receiver, shall each month pay over to Mortgagee the residue of the said rents and profits and rental value, to be applied by Mortgagee to the payment of the amount remaining secured hereby, or to any deficiency (whether or not any judgment therefor may be entered and irrespective of the market value of the Mortgaged Property) which may exist in the event of foreclosure by sale after applying the proceeds of the sale of the Mortgaged Property to the payment of the amount due, including interest, costs and expenses of such foreclosure and sale, or in the event of strict foreclosure to the payment of any deficiency existing thereunder. A receiver, while in possession of the Mortgaged Property, shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Mortgaged Property, or to make and keep them rentable to the best advantage, and Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by Mortgagee or by a receiver shall be repaid so far as possible out of the rents collected after payment of other expenses properly chargeable against said rents, and any unpaid balance of moneys so advanced or expended shall be added to and become a part of the debt secured by this Mortgage.

                          (c)     Mortgagee shall have the right, from time to
time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the principal indebtedness or any other sums secured by the Financing Agreements and this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of Mortgage Foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

                          (d)     Any real estate sold pursuant to any writ or
order of execution issued on a judgment obtained by virtue of the Financing Agreements or this Mortgage, or pursuant to any other judicial proceedings under the Mortgage, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Mortgagee, in its sole discretion, may elect.

                 27. Cumulative Rights. The rights and remedies of Mortgagee as provided in this Mortgage and the Financing Agreements, shall be cumulative and concurrent; may be pursued separately, successively or together against Mortgagor or against the Mortgaged Property, or both, at the sole discretion of Mortgagee; and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                 28. No Waiver Implied. Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage or the Financing Agreements shall not be deemed to be a waiver of any of the terms or provisions of the Mortgage or Financing Agreements, and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them. Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of the Mortgage or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the Obligations secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of the Mortgage or Financing Agreements without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

                 29. Tax Assessment Appeals. With respect to any real estate tax assessment on the Mortgaged Property, Mortgagee shall have the right to prosecute to final determination or settlement an appeal or other appropriate proceedings in the name of Mortgagee or Mortgagor, for which Mortgagee is hereby appointed as attorney-in-fact for Mortgagor, which appointment is irrevocable (said authorization being coupled with an interest). In the event such an appeal or other proceeding is taken, the expenses of the proceedings, including counsel fees, shall be payable by Mortgagor to Mortgagee upon demand and such sums shall be secured by this Mortgage.

                 30. Waiver of Jury Trial. Mortgagor irrevocably waives jury trial and the right thereto in any and all disputes involving Mortgagor or Mortgagor's parent, affiliates or related entities or any officer, director, shareholder, attorney or partner of any of them, whether hereunder or under any other agreements, notes, papers, instruments or documents heretofore or hereafter executed or any other contract whether similar or dissimilar. This shall be deemed a covenant enforceable independently of all other provisions of this Mortgage.

                 31.      Other Waivers.  Mortgagor hereby waives and releases:

                          (a)     all errors, defects and imperfections in any
proceeding instituted by Mortgagee under the Financing Agreements or this Mortgage, or both;

                          (b)     all benefit that might accrue to Mortgagor by
virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment;

                          (c)     unless specifically required herein, all
notices of Mortgagor's default or of Mortgagee's election to exercise, or Mortgagee's actual exercise of any option under the Financing Agreements or this Mortgage;

                          (d)     after sale or sales of the Mortgaged Property
any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; and

                          (e)     any right to have the Mortgaged Property
marshaled upon any foreclosure hereunder. The right is hereby given by Mortgagor and reserved by Mortgagee to make partial release or releases of security hereunder, agreeable to Mortgagee without notice to, or the consent, approval or agreement of other parties in interest, which partial release or releases shall not impair in any manner the validity of or priority of this Mortgage on the security remaining, nor release the personal liability of Mortgagor for the debt hereby secured.

                          Mortgagor hereby expressly waives all benefit or
advantage of any such law or laws to the extent that it lawfully may, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

                 32.      Environmental Representations and Covenants.

                          (a)     For purposes of this paragraph, "Hazardous
Substances" means those elements and compounds which are designated as such in
Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Section 9601(14) or 40 C.F.R. Section 302, any substance containing petroleum as that term is used in Section 9001 of the Resource Conservative and Recovery Act, 42 U.S.C. Section 6991, 40 C.F.R.
Section 280.1, or any "Pollutant" or "Contaminant" as defined in Section 104(a)(2) of CERCLA, and any other hazardous substances as that term may be further defined in applicable state or local laws; and "Wastes" means any hazardous waste, residual waste, solid waste or other waste as those terms are defined in applicable federal, state or local laws.

                          (b)     Mortgagor represents and warrants that to the
best of its knowledge, no Hazardous Substances and no Wastes are present on the Mortgaged Property including, without limitation, asbestos or urea-formaldehyde, and there has been no use of the Mortgaged Property that may, under any federal, state, or local environmental statute, ordinance or regulation, require, at any time, any closure or cessation of the use of the Mortgaged Property and/or impose, at any time, upon Mortgagor or its successors any response costs or other monetary obligations. Mortgagor further represents and warrants that to the best of its knowledge, it has not been identified in any litigation, administrative proceeding or investigation as a responsible party or potentially responsible party for any liability for response costs, natural resource damages or other damages or liability for prior disposal or releases of Hazardous Substances, Wastes or other environmental pollutants or contaminants; and that no lien or superlien has been recorded, filed or otherwise asserted against any real or personal property of Mortgagor for any cleanup costs or other response costs incurred in connection with any environmental contamination that is attributable, in whole or in part, to Mortgagor.

                          (c)     Mortgagor covenants to and agrees with
Mortgagee that (i) Mortgagor will not, nor will it permit any tenant or other occupant of the Mortgaged Property to, store, use or generate any Hazardous Substance in or on the Mortgaged Property (except as disclosed in Environmental Certificate and as permitted by the Loan Agreement); and (ii) Mortgagor will not, nor will it permit any tenant or other occupant of the Mortgaged Property to, treat or dispose of any Wastes in or on the Mortgaged Property, nor will Mortgagor, for more than the maximum period of time allowed by the applicable federal, state or local law without being required to obtain a permit or approval therefor, store any Wastes in or on the Mortgaged Property. Prior to engaging in any of the actions or omissions decribed in the preceding sentence, Mortgagor shall first obtain the written consent of Mortgagee, which consent shall not be unreasonably withheld, but Mortgagee reserves the right, as a condition thereto, to require written confirmation in the form acceptable to Mortgagee and its counsel that: (aa) Mortgagor has obtained all necessary permits and approvals to perform such activities; (bb) Mortgagor will perform such activities in compliance with all applicable laws in a safe and effective manner that will not endanger persons or property and will not diminish the value of any collateral or other security provided by Mortgagor to Mortgagee to secure any and all advances hereunder; (cc) Mortgagor has obtained adequate insurance or posted adequate surety to insure that Mortgagor will have sufficient resources to contain, control, abate and remedy any and all contamination of collateral and the environment that might foreseeably result, in the case of any Hazardous Substances, from any release of any such Substances or materials containing any such Substances that would be generated, stored or used by Mortgagor in or about the Mortgaged Property; or, in the case of any Wastes, from any release of contamination from any such Wastes that would be treated, disposed of or stored by Mortgagor in or on the Mortgaged Property.

                          (d)     Mortgagor shall indemnify and hold Mortgagee
harmless from any and all liability, loss or damage suffered or incurred as a result of a claim, demand, cost or judgment in favor of a third party (which obligations shall survive payment of the Financing

Agreements and satisfaction of this Mortgage), including without limitation a governmental authority, arising from the deposit, storage, disposal, burial, dumping, injecting, spilling, leaking or other placement or release in or on the Mortgaged Property of Hazardous Substances or Wastes proven to have occurred subsequent to the date hereof, including but not limited to:

                          (i)     Liability for costs of removal or remedial
action incurred by the United Stated Government or the Commonwealth of Pennsylvania, or response costs incurred by any other person, or damages from injury to, destruction of, or loss of natural resources, including the reasonable costs of assessing such injury, destruction or loss, incurred pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9607;

                          (ii)    Liability for response costs, fines, damages
or penalties incurred pursuant to the provisions of the Pennsylvania Clean Streams Law, 35 P.S.A. Section 691.1 et. seq. (supp. 1982), and the Pennsylvania Solid Waste Management Act, 35 P.S.A. Section 6018.101 et. seq. (Purdon supp. 1983);

                         (iii)    Liability for cost and expenses of abatement,
correction or cleanup, fines, damages, response costs or penalties which arise from the provisions of any other statute, state or federal; and

                          (iv)    Liability for personal injury or property
damage caused by any such deposit, storage, disposal, burial, dumping, injecting, spilling, leaking, placement or release and arising under any statutory or common-law tort theory, including damages assessed for the maintenance of the public or private nuisance, response costs or for the carrying on of an abnormally dangerous activity.

                 33. Further Assurances. Mortgagor will execute and deliver such further instruments and perform such further acts as may be requested by Mortgagee from time to time to confirm the provisions of this Mortgage or the Financing Agreements, to carry out more effectively the purposes of this Mortgage or the Financing Agreements, or to confirm the priority of the lien created by this Mortgage on any property, rights or interest encumbered or intended to be encumbered by the lien of this Mortgage or the Financing Agreements.

                 34. Late Charge. In the event that any of the payments of principal and interest or other sums due under the Financing Agreements or this Mortgage shall become overdue for a period of fifteen (15) days, Mortgagor shall pay to Mortgagee a late charge at the rate of five percent (5%) of such delinquent payment, in order to defray part of the extra expense involved in handling delinquent payments. Such late charge shall be secured by this Mortgage.

                 35. Indemnification. Mortgagor hereby irrevocably agrees to indemnify and save harmless Mortgagee from and against any and all loss or damage of whatsoever kind and from any suits, claims or demands, including, without limitation, Mortgagee's reasonable legal fees and expenses, on account of any matter or thing arising out of this Mortgage or in connection herewith excepting obligations which arise solely as a result of the Mortgagee's gross negligence or willful misconduct.

                 36. Counsel Fees. If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or if Mortgagee engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage or the Financing Agreements, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the then effective rate set forth in the Note, and until paid they shall be deemed to be part of the indebtedness evidenced by the Financing Agreements and secured by this Mortgage.

                 37. Communications. All communications required under this Mortgage or the Financing Agreements shall be in writing, and shall be sent by nationally recognized overnight courier, addressed to the Mortgagor or Mortgagee at the addresses as either party may designate from time to time by notice to the other in the manner set forth herein.

                 38. Covenant Running with the Land. Any act or agreement to be done or performed by Mortgagor shall be construed as a covenant running with the land and shall be binding upon Mortgagor and its successors and assigns as if they had personally made such agreement.

                 39. Amendment. This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

                 40. Applicable Law. This Mortgage shall be governed by and construed according to the laws, including the conflict of law rules, of the Commonwealth of Pennsylvania.

                 41. Interpretation. Whenever used in this Mortgage, unless the context clearly indicates a contrary intent:

                          (a)     The word "Mortgagor" shall mean the entity
which executes this Mortgage and any subsequent owner of the Mortgaged Property and his respective heirs, executors, administrators, successors and assigns;

                          (b)     The word "Mortgagee" shall mean the person or
entity specifically named herein as "Mortgagee" or any subsequent holder of this Mortgage;

                          (c)     The word "entity" shall mean individual,
corporation, partnership or unincorporated association;

                          (d)     The use of any gender shall include all
genders;

                          (e)     The singular number shall include the plural
and the plural the singular as the context may require.

                 42. Captions. The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

                 43. Taxpayer Federal I.D. Number. In accordance with the requirements of Section 6050J of the Internal Revenue Code, as amended (the "Code"), Mortgagor's Tax I.D. Number for federal tax reporting purposes is 25-1655321 and Mortgagor agrees to cooperate with Mortgagee in supplying such information and executing such documentation as Mortgagee reasonably-requires to comply with the provisions of Section 6050J of the Code.

                 44. Non-Merger. Mortgagor intends and agrees that this Mortgage shall NOT merge into any judgment entered or recovered by Mortgagee against Mortgagor under the Financing Agreements or under or pursuant to any other note, document or instrument. Notwithstanding the recovery or entry of any such judgment against Mortgagor, all of the terms, provisions, covenants, undertakings and agreement of Mortgagor whether hereunder or under the Financing Agreements or any other note, document or undertaking of Mortgagor, whether relating thereto or not, shall remain in full force and effect and shall be enforceable strictly in accordance with their terms as fully as though no such judgment had been entered or recovered against Mortgagor.

                 45. Inconsistent Terms. In the event of any inconsistency between this Mortgage and the Loan and Security Agreement, the terms of the Loan and Security Agreement shall govern.

                 46. Counterparts. This Mortgage may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage to be effective as of the day and year first above written.

                                      "MORTGAGOR"


                                      STEEL CITY PRODUCTS, INC.



                                      By: /s/ MARK AUERBACH
                                          -------------------------------------


                                      Title: Chief Financial Officer
                                             ----------------------------------

                 The address of the within named Mortgagee is:

                 FINOVA CAPITAL CORPORATION
                 355 South Grand Avenue
                 Suite 2400
                 Los Angeles, CA  90071


                 /s/ [ILLEGIBLE]
                 -------------------------------
                 On Behalf of Mortgagee

STATE/COMMONWEALTH OF NEW YORK     :
                                   :       ss
COUNTY OF NEW YORK                 :



         On this, the 27th day of March, 1996, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Mark Auerbach who acknowledged himself to be the Chief Financial Officer of Steel City Products, Inc. and who I am satisfied is such person who signed the within Mortgage on behalf of said corporation.

         WITNESS my hand and seal the day and year aforesaid.



                                  /s/ JOE A. CRUZ
                                  ---------------------------------------------
                                           Notary Public

My Commission Expires:            JOE A. CRUZ
                                  Notary Public State of New York
                                  NO. 4977399
                                  Qualified in BRONX COUNTY
                                  My Commission Expires FEB 4, 1997

                                   EXHIBIT A


         ALL THAT CERTAIN parcel of ground situate in the Township of O'Hara, County of Allegheny and Commonwealth of Pennsylvania, and being a part of the property shown in Plan No. 1, RIDC-Allegheny County Industrial Park as recorded in Plan Book Volume 77, pages 22 and 29, as amended and supplemented, bounded and described as follows, to-wit:

         BEGINNING at a point in the easterly line of Alpha Drive as laid out in said Plan No. 1, RIDC-Allegheny County Industrial Park, said point being distant northwardly along said easterly line of Alpha Drive, the following two
(2) courses and distances from the intersection of the northerly line of Gamma Drive with the said easterly line of Alpha Drive:

                 1. by the arc of a circle having a radius of 230.00 feet and deflecting to the right a distance of 149.04 feet to a point;

                 2. North 0 degrees 59' 40" West a distance of 1855.31 feet to a point at the northwesterly corner of property now or formerly of Tri-State Realty, Inc., said point being the place of beginning;

thence from said place of beginning continuing northwardly along said easterly line of Alpha Drive North 0 degrees 59' 40" West, a distance of 227.16 feet to a point of curve; thence continuing northwardly along said easterly line of Alpha Drive by the arc of a circle having a radius of 960.00 feet and deflecting to the right, a distance of 103.87 feet to a point; thence westwardly along said easterly line of Alpha Drive South 89 degrees 00' 20" West a distance of 0.03 feet to a point; thence continuing northwardly along said easterly line of Alpha Drive North 4 degrees 46' 54" East, a distance of
183.57 feet to a point; thence eastwardly along property now or formerly of Allegheny County Workhouse and Inebriate Asylum North 89 degrees 00' 20" East, a distance of 555.79 feet to a point; thence southwardly along said property now or formerly of Allegheny County Workhouse and Inebriate Asylum South 0 degrees 59' 40" East, a distance of 513.47 feet to a point at the northeast corner of property now or formerly of Tri-State Realty, Inc.; thence westwardly along said property South 89 degrees 00' 20" West, a distance of 579.84 feet to a point at the place of beginning.

         CONTAINING 6.768 acres.

         BEING designated in the Deed Registry Office of Allegheny County as Block 226-S, Lot 10 and Block 226-M, Lot 2.